Filed pursuant to 497(k)
File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Global Income Opportunity Fund

Supplement dated September 12, 2018 to the Summary Prospectus, dated May 1, 2018

The following information supplements and supersedes any information to the contrary relating to AMG Managers Global Income Opportunity Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

Effective as of March 31, 2019, Kenneth M. Buntrock will retire and no longer serve as a portfolio manager of the Fund, and David W. Rolley, Lynda Schweitzer and Scott M. Service will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, effective as of March 31, 2019, the reference to and information relating to Mr. Buntrock in the section under “Portfolio Management” titled “Portfolio Managers” on page 3 will be deleted.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE